UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27300 West 11 Mile Road, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events.

On March 6, 2015, Federal-Mogul Holdings Corporation (the “Company”) commenced its previously announced $250 million rights offering. Under the terms of the rights offering, the Company will grant, at no charge, to each stockholder as of 5:00 p.m. Eastern Time on the record date of March 6, 2015, one transferable subscription right for each whole share of common stock owned by that stockholder on the record date. Each subscription right will entitle a rights holder to purchase 0.126718 shares of the Company’s common stock at a subscription price equal to $13.15 per share, subject to rounding down to avoid the issuance of fractional shares (the “basic subscription right”). The rights offering also will include an over-subscription privilege, which will entitle stockholders who exercise all of their subscription rights in the basic subscription privilege the right to purchase additional shares of common stock in the rights offering, subject to availability and pro-rata allocation of shares among rights holders exercising such over-subscription privilege. The subscription rights will expire if they are not exercised by 5:00 p.m. Eastern Time on March 23, 2015 (unless extended).

A subsidiary of Icahn Enterprises L.P., which benefically owns 80.7% of the Company’s common stock prior to giving effect to the rights offering, has indicated its intent to subscribe for its pro rata share of the rights offering under its basic subscription privilege as well as its willingness to over-subscribe for additional shares, subject to availability and pro-rata allocation among other rights holders who have elected to exercise their over-subscription privilege. However, there can be no assurances that such shareholder will exercise all or any portion of its subscription rights under the basic subscription privilege or over-subscription privilege.

The rights offering will be made pursuant to a shelf registration statement on Form S-3 that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on May 1, 2013. The rights offering will be made solely by means of a prospectus and prospectus supplement meeting the requirements of the Securities Act of 1933, as amended, that have been filed with the SEC. Additional information regarding the rights offering is set forth in the prospectus supplement filed with the SEC.

In connection with this rights offering, the Company is filing items included as Exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K for the purpose of incorporating such items by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-187424), of which the prospectus supplement dated March 6, 2015, relating to the rights offering, is a part.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Form of Federal-Mogul Holdings Corporation Shareholder Subscription Rights Certificate

99.1	Form of Instructions as to Use of Federal-Mogul Holdings Corporation Rights Certificates

99.2	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

99.3	Form of Letter to Stockholders Who are Beneficial Owners

99.4	Form of Letter to Clients of Nominee Holders

99.5	Form of Beneficial Owner Election Form

99.6	Form of Nominee Holder Certification

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal-Mogul Holdings Corporation (Registrant)

Date: March 6, 2015	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

4.1	Form of Federal-Mogul Holdings Corporation Shareholder Subscription Rights Certificate

99.1	Form of Instructions as to Use of Federal-Mogul Holdings Corporation Rights Certificates

99.2	Form of Letter to Nominee Holders whose Clients are Beneficial Holders

99.3	Form of Letter to Stockholders Who are Beneficial Owners

99.4	Form of Letter to Clients of Nominee Holders

99.5	Form of Beneficial Owner Election Form

99.6	Form of Nominee Holder Certification

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